UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2010

FEDERAL HOME LOAN BANK OF BOSTON

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Huntington Avenue
Boston, MA 02199
(Address of principal executive offices, including zip code)

(617) 292-9600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2010, the Federal Home Loan Bank of Boston’s (the Bank’s) board of directors (the Board) approved a 2010 Executive Incentive Plan (the EIP), an incentive compensation plan for certain Bank officers, upon the recommendation of its personnel committee (the Personnel Committee), subject to the prior review of the Federal Housing Finance Agency (the Finance Agency), the Bank’s regulator. Compensation actions impacting certain of the Bank’s officers are subject to the Finance Agency’s review prior to effectiveness. The Finance Agency’s review period expired on April 27, 2010, without any objection from the Finance Agency, and the EIP became effective on that same day. Each of the Bank’s principal executive officer, principal financial officer, and other, non-retired named executive officers, as identified in the Bank’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 22, 2010 (the 2009 Annual Report), are participants in the EIP.

Named Executive Officers’ Incentive Goals

As EIP participants, each named executive officer has an incentive award opportunity that combines short- and long-term incentives providing for the award of bonuses based on performance over a one-year period calculated using weighted performance goals correlated to the Bank’s Board-approved strategic goals for the year. The following table sets forth the performance goals and related weighting for each for the named executive officers, excluding the senior vice president/chief risk officer.

Goal	Weight		Threshold	Target	Excess
	President /Chief Executive Officer	Other Named Executive Officers
Pre-assessment Core Net Income[1]	25%	20%	$212.0 MM	$249.0 MM	$286.0 MM
Meetings with Bank members	10%	10%	45% of membership	60% of membership	75% of membership
Number of Extensions of Current Advances’ Maturities	0%	10%	125	150	175

(1) “Pre-assessment Core Net Income” means net income for fiscal year 2010 reported in accordance with United States Generally Accepted Accounting Principles excluding the effects of prepayment fees in excess of certain historical prepayment fees, certain net fair-value adjustments based on unrealized gains and losses from hedging activities and trading securities, debt retirement costs in excess of certain historical debt retirement costs, the credit portion of losses attributable to the other-than-temporary-impairment of investment securities, and certain required payments to the Bank’s Affordable Housing Program and to the Resolution Funding Corporation, such required payments discussed in Item 1— Business—Assessments of the 2009 Annual Report.

Goal	Weight		Threshold	Target	Excess
	President /Chief Executive Officer	Other Named Executive Officers
Growth in Membership	0%	5%	4 New Members	6 New Members	8 New Members
2010 Average Community Development Advances and Economic Stimulus Advances Balances	10%	10%	$2.5 Billion	$2.619 Billion	$2.852 Billion
Remediation of 2009 Report of Examination Findings	25%	20%	70% Remediation	85% Remediation	100% Remediation
Discretionary Component	30%	25%	As documented by the Board, in the case of the president/chief executive officer, and by the president/chief executive officer in the case of the other named executive officers.

The following table sets forth the performance goals and related weighting for the senior vice president/chief risk officer.

Goal	Weight	Threshold	Target	Excess
	Chief Risk Officer
Pre-assessment Core Net Income	10%	$212.0 MM	$249.0 MM	$286.0 MM
Meetings with Bank members	10%	45% of membership	60% of membership	75% of membership
Number of Extensions of Current Advances’ Maturities	10%	125	150	175
Growth in Membership	5%	4 New Members	6 New Members	8 New Members

Goal	Weight	Threshold	Target	Excess
	Chief Risk Officer
2010 Average Community Development Advances and Economic Stimulus Advances Balances	10%	$2.5 Billion	$2.619 Billion	$2.852 Billion
Remediation of 2009 Report of Examination Findings	30%	70% Remediation	85% Remediation	100% Remediation
Discretionary Component	25%	As documented by the president/chief executive officer

Named Executive Officers’ Incentive Award Opportunities under the EIP

Each EIP participant’s goal achievement will be determined based on results as of December 31, 2010, weighted as set forth in the above section, and will determine whether such participant shall be awarded threshold, target, or excess incentives. Incentive award opportunities under the EIP are expressed as a percentage of each participant’s actual 2010 annual base salary. Each of the named executive officer’s annual base salary is unchanged from his/her earned 2009 salary, as identified in the Item 11—Executive Compensation—Compensation Discussion and Analysis—Summary Compensation Table for 2009, 2008, and 2007 of the 2009 Annual Report, noting that President and Chief Executive Officer Edward A. Hjerpe’s earned salary in 2009 is an amount based on the six months he worked at the Bank in 2009 and that, accordingly, his annual base salary is $550,000. Bonuses resulting from the 2010 short-term incentive opportunities are to be paid in March 2011, subject to the final approval of the Board and review of the Finance Agency, if required. The 2010 short-term incentive opportunities for the named executive officers are set forth in the following table.

2010 Short-Term Incentive Opportunities
Position	Threshold	Target	Excess
President/Chief Executive Officer	9.00%	18.00%	27.00%
Other Named Executive Officers	6.60%	13.20%	19.80%

EIP participants are eligible to receive an additional incentive award, which is the long-term incentive opportunity, in March 2013, subject to the final approval of the Board and review of the Finance Agency, if required, so long as the following conditions are satisfied:

•                  the Bank’s retained earnings at December 31, 2012, are an amount equal to at least $400 million minus the aggregate amount of dividends paid in 2010 through 2012; and

•                  the participant is in employment with the Bank on the payment date, as described below under the heading “EIP Administration.”

The 2010 long-term incentive opportunities for the named executive officers are set forth in the following table.

2010 Long-Term Incentive Opportunities
Position	Threshold	Target	Excess
President/Chief Executive Officer	6.00%	12.00%	18.00%
Other Named Executive Officers	4.40%	8.80%	13.20%

EIP Administration

The EIP is administered by the Personnel Committee which has full power and binding authority to construe, interpret, and administer the EIP, and to adjust it for extraordinary circumstances. The Personnel Committee has the right at any time to amend, suspend, or terminate the EIP in whole or in part, for any reason, and without the consent of any EIP participant.

Subject to certain limited exceptions in the case of termination of employment by reason of death or disability or in certain instances of retirement, an EIP participant whose employment terminates before the applicable award payment date will not be entitled to any award, except as otherwise determined by the Bank’s president/chief executive officer with the concurrence of the Personnel Committee in its sole discretion and subject to the review of the Finance Agency, if required.

************************************************************************

The information being furnished pursuant to Item 5.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Section Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Boston

Date: April 30, 2010	By:	/s/ Frank Nitkiewicz

Frank Nitkiewicz
Executive Vice President and Chief Financial Officer